                                                             EXHIBIT 10.1(d)(2)
                                                             ------------------

                                EKCO GROUP, INC.
                                   SCHEDULE TO
             FORM OF RESTRICTED STOCK PURCHASE AGREEMENT, AS AMENDED
                 FOR THE QUARTERLY PURCHASE OF RESTRICTED STOCK


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     Each of the following employees of the Company has the following Restricted
Stock Purchase Agreements with the Company pursuant to the Company's 1985 Restricted Stock Plan which are identical in form to the foregoing Form of Restricted Stock Purchase Agreement, as amended, except as to the number of shares:


Name and Job Title(s)           Date              No. of Shares
---------------------           ----              -------------

Donato A. DeNovellis          04/02/95                 245
Executive Vice Presi-         07/02/95                 245
dent, Finance & Admi-         10/01/95                 245
nistration, & Chief           12/31/95                 246
Financial Officer             03/31/96               1,095
                              06/30/96               1,095
                              09/29/96               1,095
                              12/29/96               1,096

Brian R. McQuesten            04/02/95                 309
Vice President &              07/02/95                 309
Controller                    10/01/95                 309
                              12/31/95                 309
                              03/31/96                 901
                              06/30/96                 902
                              09/29/96                 902
                              12/29/96                 901

Jeffrey A. Weinstein          04/02/95                 264
Executive Vice Presi-         07/02/95                 265
dent, Secretary &             10/01/95                 265
General Counsel               12/31/95                 265
                              03/31/96                 818
                              06/30/96                 819
                              09/29/96                 819
                              12/29/96                 818

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